Exhibit 32
CERTIFICATION
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002
     In connection with the Annual Report on Form 10-KSB/A of Colorado Goldfields, Inc., a Nevada corporation (the “Company”) for the year ended August 31, 2007 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated February 29, 2008	COLORADO GOLDFIELDS INC.
/s/ Todd C. Hennis
Todd C. Hennis, Chief Executive Officer

/s/ C. Stephen Guyer
C. Stephen Guyer, Chief Financial Officer